JAMBA, INC.

NOTICE OF GRANT OF STOCK OPTION

Jamba, Inc. (the “Company”) has granted to the Participant an option (the “Option”) to purchase certain shares of Stock of the Company pursuant to the 2013 Equity Incentive Plan of Jamba, Inc. (the “Plan”), as follows:

Participant:	_____________________________________	Grant Number:	__________________________

Date of Grant:	_____________________________________

Number of Option Shares:	_____________________________________, subject to adjustment as provided by the Option Agreement.

Exercise Price:	$ ____________________________________

Vesting Commencement Date:	_____________________________________

Option Expiration Date:	______________________________________

Tax Status of Option:	______________________________ Stock Option (Enter “Incentive” or “Nonstatutory.” If blank, this Option be a Nonstatutory Stock Option.)

Vested Shares:	[Insert Vesting Schedule and Other Vesting Conditions]

Superseding Agreement:	None/_______________. To the extent that a Superseding Agreement is listed, to the extent that such Superseding Agreement provides for more beneficial vesting and/or exercise terms, then, notwithstanding anything in this Grant Notice or the Stock Option Agreement to the contrary, the provisions of that Superseding Agreement shall govern.

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are made a part of this document. The Participant acknowledges that copies of the Plan, Stock Option Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and Stock Option Agreement, and hereby accepts the Award subject to all of their terms and conditions.

JAMBA, INC.		PARTICIPANT

By:
Signature

Date:

Address:	_______________________________	Address:

_______________________________